UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2022

WORLD HEALTH ENERGY HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30256	59-2762023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1825 NW Corporate Blvd. Suite 110

Boca Raton, FL 33431

(Address of principal executive offices, including zip code)

(561) 870-0440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On October 23, 2022, World Health Energy Holdings, Inc. (the “Company”) dismissed Halperin Ilanit CPA (“Halperin”) as the Company’s independent registered public accounting firm (the “Dismissal’). Halperin had served as the Company’s independent registered public accounting firm since 2020.

The audit reports of Halperin on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports for the years ended December 31, 2021 and December 31, 2020 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the timeframe since Halperin commenced auditing the Company’s financial statements and through the date hereof.

During the Company’s fiscal years ended December 31, 2021, and 2020 there were no disagreements with Halperin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Halperin’ satisfaction, would have caused Halperin to make reference to the subject matter of the disagreement in connection with its reports.

The Company has provided Halperin a copy of the disclosures in this Form 8-K and has requested that Halperin furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of such letter, which is dated October 26, 2022, is filed as Exhibit 16.1 to this Form 8-K.

Appointment of Independent Registered Public Accounting Firm

On October 23, 2022, in connection with the Dismissal, the Board appointed Brightman Almagor Zohar & Co., Certified Public Accountants, a Firm in the Deloitte Global Network (“Deloitte”), as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

During the two most recent fiscal years ended December 31, 2021 and December 31, 2020 and during the subsequent interim period from January 1, 2022 through October 23, 2022, neither the Company nor anyone on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Halperin Ilanit CPA dated October 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WORLD HEALTH ENERGY HOLDINGS, INC.

Date: October 26, 2022	By:	/s/ Giora Rozensweig
	Name:	Giora Rozensweig
	Title:	Chief Executive Officer